UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 West Market Street, Warsaw, Indiana 46580

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

Acquisition of Specialty Surgical Instruments, Ultra Containers of America and Related Real Estate

On August 29, 2007, Symmetry Medical Inc., through its wholly-owned subsidiary, Symmetry Medical USA Inc., a Delaware corporation (“Symmetry”), entered into a definitive agreement and subsequently closed on August 31, 2007 on the purchase of all of the outstanding stock of Specialty Surgical Instrumentation, Inc. (“SSI”), all of the outstanding membership interests of UCA, LLC (“UCA”)  and related real estate for the purchase price of $15.1 million, subject to certain post closing adjustments (the “Transaction”).  SSI and UCA are privately owned Tennessee based companies that are leading providers of specialty surgical instruments and sterilization containers.

In connection with the purchase of the real estate referred to above, on August 29, 2007, Symmetry entered into a definitive Real Property Sale and Purchase Agreement with MFW Investments, a Tennessee general partnership (“Real Property Agreement”).  Pursuant to the Real Property Agreement, Symmetry acquired the property located in Nashville, Tennessee which is the current site of the SSI operations.  Closing on the purchase of the real estate took place on August 31, 2007.

Please see Press Releases furnished as Exhibits 99.1 and 99.2.

Earn-Out Agreement with Louis C. Wallace and Charles O. Mann, Jr.

On August 29, 2007, in connection with the Transaction, Symmetry entered into a two year earn-out agreement with Louis C. Wallace and Charles O. Mann, Jr., the two principals of SSI and UCA (“Earn-out Agreement”).  Pursuant to the Earn-Out Agreement, Wallace and Mann will receive consideration if SSI and UCA meet certain earnings levels for the two years following closing.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

99.1                           “Symmetry Medical Agrees to Acquire Specialty Surgical Instruments” Press Release issued by Symmetry Medical Inc. dated August 29, 2007.

99.2                           “Symmetry Medical Completes Acquisition of Specialty Surgical Instruments” Press Release issued by Symmetry Medical Inc. dated September 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: September 5, 2007	Name:	Fred L. Hite
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	“Symmetry Medical Agrees to Acquire Specialty Surgical Instruments” Press Release issued by Symmetry Medical Inc. dated August 29, 2007.

99.2	“Symmetry Medical Completes Acquisition of Specialty Surgical Instruments” Press Release issued by Symmetry Medical Inc. dated September 4, 2007.